Exhibit 10.3

NOTE CANCELLATION AND CONVERTIBLE NOTE AGREEMENT

This NOTE CANCELLATION AND CONVERTIBLE NOTE AGREEMENT (this "Agreement"), dated as of November 15, 2012 (the “Effective Date”), among The Wiki Group, Inc., a Delaware corporation (the “Company”), and Robert S. Pearson or his registered assigns (the “Holder” and together with the Company, the “Parties” and each, a “Party”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set for in the Convertible Note Purchase Agreement, dated as of October 31, 2012, and its attachments thereto (the “Note Purchase Agreement”).

WHEREAS, the Company and the Holders entered into certain promissory notes listed on Schedule A attached hereto (the “Original Notes”).

WHEREAS, the Parties hereto desire to cancel the Original Notes and the remaining principal amount plus any accrued but unpaid interest thereunder and enter into a new convertible note (the “New Note”) on the same terms as the Convertible Notes, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Notes

(a)           Note Cancellation. As of the Effective Date, the Original Notes shall be canceled and the Company and the Holder shall waive all rights and obligations connected to the Original Notes (the “Cancellation”).

(b)           Issuance of the New Note.  In reliance upon the representations, warranties, and covenants of the Parties set forth herein, the Company agrees to issue and deliver to the Holder, and the Holder agrees to accept the issuance of the New Note in the Remaining Balance of __________ ($_________) in exchange for the Cancellation.

(c)           Terms of the New Note.  The terms and conditions of the New Note are set forth in the Convertible Note attached hereto as Exhibit A.

2.           Authority.  The Holder and the Company has the power and authority to enter into and to consummate this Agreement and otherwise to carry out its obligations hereunder.

3.           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Holder as follows.

(a)           Authorization

(i)           Corporate Actions.  All corporate and legal action on the part of the Company, and its officers, directors and stockholders, necessary for the execution and delivery of this Agreement, and the issuance of the New Note and the performance of the Company’s obligations hereunder and under the New Note, have been taken.

(ii)          Valid Issuance.  The New Note and any shares of the Company’s common stock, par value $0.001 per share (the “Shares”), issued upon conversion of this New Note (collectively, the “Securities”), subject to Sections 1.3 and 5.2 of the Note Purchase Agreement, when issued in compliance with the provisions of this Agreement, the New Note, the Note Purchase Agreement or the terms of the Shares, as the case may be, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

4.           Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as follows.

(a)           Acquisition for Investment.  The Holder is acquiring the Securities solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. The Holder does not have a present intention to sell the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Securities to or through any person or entity. The Holder acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(b)           Information on Holder.  Holder is, and will be on the Closing Date, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Holder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Holder has the authority and is duly and legally qualified to purchase and own the Shares.  Such Holder is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Holder is accurate.

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(c)           Opportunities for Additional Information.  The Holder acknowledges that such Holder has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company, and to the extent deemed necessary in light of such Holder’s personal knowledge of the Company’s affairs, such Holder has asked such questions and received answers to the full satisfaction of such Holder, and such Holder desires to invest in the Company.

(d)           No General Solicitation.  The Holder acknowledges that the Securities were not offered to such Holder by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Holder was invited by any of the foregoing means of communications.

(e)           Rule 144.  The Holder understands that the New Note may not be offered for sale, sold, assigned or transferred.  The Shares may not be offered for sale, sold, assigned or transferred unless such Shares are registered under the Securities Act or an exemption from registration is available.  The Holder acknowledges that such Holder is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances.

(f)           Legends.  The Holder hereby agrees with the Company that the Securities will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

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5.           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit of affect any of the provisions hereof.

6.           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated in this Agreement are fulfilled to the extent possible.

7.           Counterparts; Facsimile Execution.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.  Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

8.           Entire Agreement; Third Party Beneficiaries. This Agreement, (a) constitute the entire Agreement and supersede all prior Agreements and understandings, both written and oral, among the Parties with respect to the transactions contemplated herein and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

9.           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

10.         Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each of the other Parties.  Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE WIKI GROUP, INC., the Company
By: /s/ Edward DeFeudis Name: Edward DeFeudis Title: President, Chief Executive Officer, Chief Financial Officer

HOLDER By: /s/ Robert Pearson Name: Robert Pearson

EXHIBIT A

CONVERTIBLE NOTE

SCHEDULE A